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                                                                    EXHIBIT 21.1


                      PATRIOT AMERICAN HOSPITALITY, INC.
                                 SUBSIDIARIES



1500 Canal Street Investors II, L.P., a Delaware limited partnership Albuquerque C.I. Associates, L.P., a Delaware limited partnership
Atlanta American Investors, L.P., a Delaware limited partnership
Atlanta C. I. Associates, L.P., a Delaware limited partnership
Boulders Joint Venture, an Arizona general partnership
Bourbon Orleans Investors II, L.P., a Delaware limited partnership
City Centre Partnership, L.P., a Delaware limited partnership
C.I. General L.L.C., a Delaware limited liability company
C.I. Holding, L.L.C., a Delaware limited liability company
C.I. Wichita General, L.L.C., a Delaware limited liability company
CV Ranch, L.P., a Delaware limited partnership
GHALP GP, Inc., a Delaware corporation
GHALP Partnership, L.P., a Delaware limited partnership
Glenview Hospitality, L.P., a Delaware limited partnership
Hotel Venture Partners, Ltd., a Florida limited partnership
Kansas City Hospitality, L.P., a Delaware limited partnership
Knoxville C.I. Associates, L.P., a Delaware limited partnership
Marina Hospitality, L.P., a Delaware limited partnership
Melbourne Hospitality, L.P., a Delaware limited partnership
O-H Acquisition, Inc., a Delaware corporation
Omaha C.I. Associates, L.P., a Delaware limited partnership
Overland Park C.I. Associates, L.P., a Delaware limited partnership
PA Hunt Valley Investors, L.P., a Virginia limited partnership
PA Ravinia Partners, a Virginia partnership
PA Troy Hospitality Investors, L.P., a Delaware limited partnership
PAH Acquisition Corporation, a Delaware corporation
PAH Allen Operating Corporation, a Delaware corporation
PAH Buttes L.L.C., a Delaware limited liability company
PAH Carefree, L.P., a Delaware limited partnership
PAH Deuce GP, LLC, a Delaware limited liability company
PAH GP, Inc., a Delaware corporation
PAH LP, Inc., a Delaware corporation
PAH Ravinia, Inc., a Virginia corporation
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PAH Ventana Canyon, L.P., a Delaware limited partnership
PAH Windwatch Partners, a Delaware general partnership
PAH Windwatch, LLC, a Delaware limited liability company
PAH-Akron, L.L.C., a Delaware limited liability company
PAH-Beachwood I, LLC, a Delaware limited liability company
PAH-Beachwood II, LLC, a Delaware limited liability company
PAH-BV Holding Corp., a Delaware corporation
PAH-BV Palace Corp., a Delaware corporation
PAH-BV Palace, L.P., a Delaware limited partnership
PAH-CI Holding, LLC, a Delaware limited liability company
PAH-DT Allen Partners, L.P., a Delaware limited partnership
PAH-DT Chicago O'Hare Partners, L.P., a Delaware limited partnership
PAH-DT Miami Airport Partners, L.P., a Delaware limited partnership
PAH-DT Minneapolis Suites Partners, L.P., a Delaware limited partnership PAH-DT Park Place Partners, L.P., a Delaware limited partnership
PAH-DT Tallahassee Partners, L.P., a Delaware limited partnership
PAH-GBM, LLC, a Delaware limited liability company
PAH-GP Allen Partners, L.P., a Delaware limited partnership
PAH-Grand Bay Miami, L.P., a Delaware limited partnership
PAH-HVP General Partner Corp., a Delaware corporation
PAH-HVP Holding Corp., a Delaware corporation
PAH-RH, LLC, a Delaware limited liability company
PAH-River House, L.P., a Delaware limited partnership
PAH-T, LLC, a Delaware limited liability company
PAH-Tampa, L.P., a Delaware limited partnership
PAH-Westlake LLC, a Delaware limited liability company
PAH-WMC Holding, Inc., a Delaware corporation
Patriot American Hospitality Partnership, L.P., a Virginia limited partnership Patriot Land Holding, LLC, a Delaware limited liability company
Patriot Miami Note Holder, L.P., a Delaware limited partnership
Patriot Racetrack Land LLC, a Delaware limited liability company
Resorts Limited Partnership, a Delaware limited partnership
Resorts Limited Partnership II, a Delaware limited partnership

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Richardson C.I. Associates, L.P., a Delaware limited partnership
Rose Hall Associates, Limited Partnership, a Texas limited partnership Royal Palace Hotel Associates, a Florida partnership
Salt Lake City GP, Inc., a Delaware corporation
Salt Lake City Partnership, L.P., a Delaware limited partnership Savannah C.I. Associates, L.P., a Kansas limited partnership
St. Louis C.I. Associates, L.P., a Kansas limited partnership Telluride Resort and Spa, L.P., a Delaware limited partnership
Toledo Hotel Investors, L.P., a Delaware limited partnership
Topeka C.I. Associates, L.P., a Kansas limited partnership
Travis Real Estate Group Joint Venture, a Texas joint venture
WHC Atlanta GP, LLC, a Delaware limited liability company
WHC Chicago, LLC, a Delaware limited liability company
WHC Finance, L.P., a Delaware limited partnership
Wichita C.I. Associates, III, L.P., a Kansas limited partnership
YO Hotel Investors, L.P., a Delaware limited partnership




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